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                          SUPPLEMENT TO THE PROSPECTUS

                          CREDIT SUISSE WARBURG PINCUS
                          WORLDPERKS MONEY MARKET FUND
                          CREDIT SUISSE WARBURG PINCUS
                      WORLDPERKS TAX FREE MONEY MARKET FUND

THE FOLLOWING INFORMATION SUPPLEMENTS CERTAIN INFORMATION CONTAINED IN THE FUNDS' PROSPECTUS

         Although the New York Stock Exchange remains closed, the above-named funds are open and are processing purchase and redemption requests in the normal course. One or more of the funds may determine to close at a later date depending on market factors. Exchange requests from other Credit Suisse Warburg Pincus Funds cannot be accepted at this time.

Dated: September 14, 2001                                         FFNWF-16-0901